                            OHIO NATIONAL FUND, INC.

                    SUPPLEMENT DATED OCTOBER 15, 1998 TO THE
                          PROSPECTUS DATED MAY 1, 1998

The prospectus is changed in the following particulars:

The fifth paragraph on page 31 is changed to read as follows:

Constatine Kartsonas has co-managed the High Income Bond Portfolio since August 1998. Mr. Kartsonas joined FIC in 1994 as an investment analyst and has been an assistant vice president of FIC since March 1997. From 1990 to 1993, Mr. Kartsonas served as an operations analyst at Lehman Brothers. He received his master's degree in business administration with a concentration in economics from the University of Pittsburgh.

The eighth paragraph on page 31 is changed to read as follows:

Arthur Barry has co-managed the Blue Chip Portfolio since October 1998. Mr. Barry joined an affiliate of FIC in 1994 as an investment analyst and has been a vice president of FIC since July 1998. He is a chartered financial analyst with a master of science degree in finance and accounting from Carnegie Mellon University.

The following is added to the second paragraph on page 32:

The Sub-Advisory Agreement with FAM has been amended to provide for the Adviser to pay FAM fees accruing at the following rates on and after October 1, 1998:
0.625% of the first $75 million of the average daily net assets of the Small Cap Portfolio, 0.55% of the next $75 million, 0.50% of the next $150 million and 0.40% of all average daily net assets in excess of $300 million.